EXHIBIT 10.37

                                 NONTRANSFERABLE
                        INCENTIVE STOCK OPTION AGREEMENT


                  THIS AGREEMENT, dated as of the 13th day of December, 1996, is by and between SYNAPTIC PHARMACEUTICAL CORPORATION, a Delaware corporation (the "Company"), and Kathleen P. Mullinix (the "Optionee," which term as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Optionee are parties to an Employment Agreement (the "Employment Agreement") dated as of October 1, 1993; and

                  WHEREAS, pursuant to the Synaptic Pharmaceutical Corporation 1996 Incentive Plan (the "Plan"), the Company, acting through the Compensation Committee (the "Committee") of its Board of Directors (the "Board"), on December 13, 1996 (the "Start Date"), granted to the Optionee an option to purchase up to an aggregate of 25,000 shares of Common Stock, $0.01 par value, of the Company (the "Common Stock"), at the price of $12.00 per share, such option to be for the term and upon the terms and conditions hereinafter stated.

                  NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

                  1. Option; Option Price. Pursuant to said action of the Committee, the Company has granted to the Optionee the option (the "Option") to purchase, upon and subject to the terms and conditions of this Agreement and the terms and conditions of the Plan (which are hereby incorporated by reference herein), 25,000 shares (the "Option Shares") of Common Stock of the Company at the price of $12.00 per share (the "Option Price"), which Option is intended to qualify for Federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Term. The term (the "Option Term") of the Option shall commence on the Start Date and expire on the tenth anniversary of the Start Date, unless the Option shall theretofore have been terminated in accordance with the terms hereof or of the Plan.

                  3.  Exercisability; Time of Exercise.

                  (a) General. Unless accelerated in the discretion of the Committee or as otherwise provided herein, the Option shall become exercisable as to 25% of the Option Shares on January 1 of each of 1998, 1999, 2000, and 2001; provided, however, that in the event of the termination of


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the  Optionee's  employment  (i) as a  result  of her  death  or  legal or other incapacity pursuant to Section 3.1.1 or 3.1.2 of the Employment Agreement, (ii) by the Company pursuant to Section 3.1.4 of the Employment Agreement or (iii) after a change in control as contemplated by Section 4.3 of the Employment Agreement, at any time prior to January 1, 2001, then the Option shall as of the date of such termination become exercisable as to all of the Option Shares; provided further, however, that in the event the Optionee retires with the consent of the Company any time prior to January 1, 2001, then the Option shall be exercisable as to that number of Option Shares which is equal to the product of (i) the total number of Option Shares and (ii) 2-1/12% times the number of full calendar months which shall have elapsed during the period commencing on January 1, 1997, and ending on the date of the Optionee's retirement. The Option shall remain exercisable as to all of such shares until the expiration of the Option Term, unless it is terminated earlier as provided in any of the other paragraphs of this Section 3 or Section 6 or as provided in the Plan.

                  (b) Termination for Cause. If the Optionee shall cease to be an employee of the Company as a result of a termination by the Company for cause (as hereinafter defined), the Option shall automatically terminate on, and the Optionee shall have no further right to exercise the Option on or after, the date as of which notice of such termination is given to the Optionee by the Company. For purposes of this Agreement, the term "cause" shall have the meaning ascribed thereto in Section 3.1.3 of the Employment Agreement.

                  (c) Termination without Cause. If the Optionee's employment with the Company terminates for any reason other than cause or the Optionee's death or Disability or Retirement (as defined in the Plan), the Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which shall have accrued pursuant to paragraph (a) of this Section 3 as of the date of such termination, and the Option and such accrued rights to purchase shall in any event terminate upon, and the Optionee shall have no further right to exercise the Option after, (i) in the case of any such termination pursuant to Section 3.1.1, 3.1.2, 3.1.4 or 4.3 of the Employment Agreement, the earlier of (A) the expiration of the Option Term and (B) 120 days after the date of such termination; provided, however, that, in the case of any such termination other than a termination resulting from the Optionee being "disabled" within the meaning of Section 22(e)(3) of the Code, the Option shall no longer be treated as an "incentive stock option" within the meaning of Section 422 of the Code unless exercised within three (3) months following the date of such termination, and (ii) in the case of any such termination not described in the foregoing clause (i), the earlier of (A) the expiration of the Option Term and (B) 90 days after the date of such termination.

                  (d) Termination as a Result of Disability or Retirement. If the Optionee's employment with the Company terminates as a result of the Optionee's Disability or Retirement, the Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which shall have accrued pursuant to paragraph (a) of this Section 3 as of the date of such termination, and the Option and such accrued rights to purchase shall in any event terminate upon, and the Optionee shall have no further right to exercise the Option after, the earlier of (i) the expiration of the Option Term and (ii) 180 days after the date of such termination; provided, however, that, in the case of any such termination other than a termination resulting from the Optionee being "disabled" within the

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meaning of Section  22(e)(3) of the Code,  the Option shall no longer be treated as an "incentive stock option" within the meaning of Section 422 of the Code unless exercised within three (3) months following the date of such termination

                  (e) Termination as a Result of Death. If the Optionee's employment with the Company terminates as a result of the Optionee's death, the Option shall thereafter be exercisable by the Optionee's Designated Beneficiary (as defined in the Plan) or personal representatives, heirs or legatees (as provided in the Plan), but only to the extent of the purchase rights, if any, which shall have accrued pursuant to paragraph (a) of this Section 3 as of the date of such termination, and the Option and such accrued rights to purchase shall in any event terminate upon, and the Optionee shall have no further right to exercise the Option after, the earlier of (i) the expiration of the Option Term and (ii) one (1) year after the date of death. Notwithstanding anything contained in the Plan to the contrary, the Option shall continue to be treated as an "incentive stock option" within the meaning of Section 422 of the Code even if it is not exercised until after the third month following the date of the Optionee's death.

                  (f) Death Following Disability or Retirement. In the event of the Optionee's death within 180 days following the Optionee's termination of employment as a result of the Optionee's Disability or Retirement, the Option shall thereafter be exercisable by the Optionee's Designated Beneficiary or personal representatives, heirs or legatees, to the extent of the purchase rights, if any, which shall have accrued pursuant to paragraph (a) of this
Section 3 as of the date of such termination, for a period of one (1) year following the date of death but in no event later than the expiration of the Option Term; provided, however, that, in the case in which the Optionee's termination of employment resulted from the Optionee being "disabled" within the meaning of Section 22(e)(3) of the Code, the Option shall no longer be treated as an "incentive stock option" within the meaning of Section 422 of the Code unless exercised within one (1) year following the date of such termination; and provided further, however, that, in all other cases, the Option shall no longer be treated as an "incentive stock option" within the meaning of Section 422 of the Code unless exercised within three (3) months following the date of such termination.

     4. Procedure for Exercise. (a) The Option may be exercised, from time to time, in whole or in part (but for the purchase of whole shares only), by delivery of a written notice (the "Notice") from the Optionee to the Secretary of the Company, which Notice shall:

       (i)      state that the Optionee elects to exercise the Option;

      (ii)     state the number of shares with respect to which the Optionee is exercising the Option (the "Acquired Shares");

     (iii)    include any representations of the Optionee required under Section
                  7(b) hereof;


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        (iv)     state the method of payment for the Acquired Shares pursuant to
                  Section 4(b);

        (v) in the event that the Option shall be exercised by any person other than the Optionee pursuant to Sections 3 and 8, include appropriate proof of the right of such person to exercise the Option; and

                           (vi) state the date upon which the  Optionee  desires
                  to consummate the purchase of the Acquired Shares (which date must be prior to the termination of such Option).

                  (b) Payment of the Option Price for the Acquired Shares shall, unless otherwise provided by the Committee, be made in cash or by personal or certified check.

                  5. No Rights as a Stockholder. The Optionee shall not have any privileges of a stockholder with respect to any Option Shares until the date of a stock certificate representing such Option Shares is issued to the Optionee.

                  6.  Adjustments.

                  (a) Stock Dividends, Splits, Subdivisions or Combinations. Subject to the other provisions of this Section 6, if, at any time while the Option is outstanding, the Common Stock is changed by reason of dividends payable in Common Stock or splits, subdivisions or combinations of shares of Common Stock, then the number of shares of Common Stock deliverable upon the exercise thereafter of the Option shall be increased or decreased proportionately, as the case may be, without change in the aggregate Option Price.

                  (b) Cash Mergers. Upon the occurrence of a merger on consolidation of the Company with another corporation in a transaction in which the stockholders of the Company receive cash consideration in exchange for their shares of capital stock of the Company (a "cash merger"), the Option shall automatically terminate; provided, however, that the Optionee shall be given (i) written notice of such cash merger at least 20 days prior to its proposed effective date (as specified in such notice) and (ii) an opportunity, during the period commencing with delivery of such notice and ending ten (10) days prior to such proposed effective date, to exercise the Option in full as to all of the Option Shares, whether or not then vested.

                  (c) Assumption or Substitution of Options. Notwithstanding anything contained herein or in the Plan to the contrary, Section 6(b) shall not be applicable if provision shall be made in connection with such cash merger for the assumption of the Option by, or the substitution for the Option of a new option covering the stock of, the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option price of shares subject to such option; provided, however, that the Board shall, to the extent not inconsistent with the best interests of the Company or its subsidiaries (such best interests to be


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determined  in good faith by the Board,  in its sole  discretion),  use its best efforts to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code and the regulations thereunder.

                  (d) Corporate Transactions. Notwithstanding anything contained herein or in the Plan to the contrary, upon the occurrence of (i) a merger or consolidation of the Company with another corporation in a transaction (other than a cash merger) in which the Company shall not survive or in which the Company is the survivor but its capital stock is exchanged for stock, securities, or property of another entity or (ii) a sale of all or substantially all of the assets of the Company (any transaction described in clause (i) or (ii) being referred to herein as a "corporate transaction"), provision shall be made in connection with such corporate transaction for the assumption of the Option by, or the substitution for the Option of a new option covering the stock of, the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option price of shares subject to such option; provided, however, that the Board shall, to the extent not inconsistent with the best interests of the Company or its subsidiaries (such best interests to be determined in good faith by the Board, in its sole discretion), use its best efforts to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code and the regulations thereunder.

                  (e) Termination within One Year of Cash Merger or Corporate Transaction. Notwithstanding anything contained herein or in the Plan to the contrary, in the event the Optionee's employment with the Company or the person which is the surviving, successor or purchasing corporation in a cash merger to which Section 6(c) applies or a corporate transaction to which Section 6(d) applies, or a parent or subsidiary thereof, is terminated without cause (as defined in Section 3(b)) and other than as a result of the Optionee's death or disability, at any time prior to the first anniversary of such transaction or merger, the Option shall become exercisable in full as to all Option Shares, whether or not vested, as of the date on which notice of termination is given to the Optionee, and the Optionee shall have the right to exercise the Option as to any or all of such shares until the earlier of (i) the expiration of the Option Term and (ii) the 90th day following the date of such termination, at which time the Option shall terminate.

                  7. Additional Provisions Related to Exercise. (a) The Option shall be exercisable only on such date or dates and during such period and for such number of shares of Common Stock as are set forth in this Agreement.

                  (b) To exercise the Option, the Optionee shall follow the procedures set forth in Section 4 hereof. Upon the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended, relating to the shares of Common Stock issuable upon exercise of the Option, the Optionee shall provide the Company with such representations and warranties as may be required by the Committee to the effect that the Acquired Shares are being acquired for investment and not with a view to the distribution thereof. Anything contained herein to the contrary notwithstanding, in the event the Board shall determine, in its sole

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and subjective  discretion,  that the registration,  qualification or listing of the Option Shares upon a securities exchange or under any state or Federal law, or the consent or approval or any government or regulatory body, is necessary or desirable as a condition of or in connection with the exercise of the Option, the Option may not be exercised, in whole or in part, unless and until such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

                  (c) The Option shall not be affected by any change of duties or position of the Optionee (including transfer to or from a subsidiary), so long as the Optionee continues to be an employee of the Company or one of its subsidiaries. Nothing in the Option granted hereunder shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or its subsidiaries or the stockholders of the Company, as the case may be, to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time.

                  8. Restriction on Transfer. The Option may not be transferred, pledged, assigned, hypothecated (whether by operation of law or otherwise), sold or otherwise disposed of in any way by the Optionee, except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. If the Optionee dies, the Option shall thereafter be exercisable, during the applicable period specified in Section 3, by the Optionee's Designated Beneficiary or personal representatives, heirs or legatees (as provided in the Plan) to the full extent to which the Option was exercisable by the Optionee at the time of the Optionee's death as provided herein. The Option shall not be subject to execution, attachment or similar process. Any attempted transfer, pledge, assignment, hypothecation, sale or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

                  9. Restrictive Legends. In order to reflect certain restrictions on disposition of the shares acquired upon exercise of the Option (the "Restricted Shares"), all stock certificates representing the Restricted Shares issued shall have affixed thereto any legends determined by the Company to be appropriate.

                  10. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered or sent by telecopier, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                           if to the Optionee, to:

                                    Kathleen P. Mullinix
                                    975 Park Avenue, Apt. 2D
                                    New York, New York 10028



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                           if to the Corporation, to:

                       Synaptic Pharmaceutical Corporation
                                    215 College Road
                                    Paramus, New Jersey  07652
                                    Attention: General Counsel
                                    Telecopier: 201-261-0623

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, sent by telecopier or sent by nationally-recognized overnight courier and (ii) on the third Business Day (as hereinafter defined) following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

                  11. No Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                  12. Optionee Undertaking. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgement deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

     13. Modification of Rights. The rights of the Optionee are subject to modification and termination in certain events as provided in this Agreement and the Plan.
     14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey without giving effect to principles of conflicts of laws.

     15.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  16. Entire Agreement. This Agreement, the Employment Agreement (the provisions relating to stock options of which are hereby incorporated herein by reference) and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof and thereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto. In the event of any inconsistency among the terms of this Agreement, the terms of the Employment Agreement and the terms of the Plan, the terms of the Employment Agreement shall control.

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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Agreement as of the date first written above.



                       SYNAPTIC PHARMACEUTICAL CORPORATION



                                  By:/s/ Lisa L. Reiter
                                  ---------------------
                                  Lisa L. Reiter
                                  Vice President, General Counsel and Secretary




                                  /s/ Kathleen P. Mullinix
                                  ------------------------
                                  Kathleen P. Mullinix



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